Exhibit 10.30

SITIME CORPORATION

AMENDED AND RESTATED 2022 INDUCEMENT AWARD PLAN

(Adopted by the Compensation Committee on February 23, 2022)

(Effective as of February 23, 2022)

(Amended and Restated on February 21, 2023)

TABLE OF CONTENTS

SECTION 1. ESTABLISHMENT AND PURPOSE.		1
SECTION 2. DEFINITIONS.		1
(a)	“Affiliate”	1
(b)	“Award”	1
(c)	“Award Agreement”	1
(d)	“Board of Directors” or “Board”	1
(e)	“Cash-Based Award”	1
(f)	“Change in Control”	1
(g)	“Code”	3
(h)	“Committee”	3
(i)	“Company”	3
(j)	“Consultant”	3
(k)	“Disability”	3
(l)	“Employee”	3
(m)	“Exchange Act”	3
(n)	“Exercise Price”	3
(o)	“Fair Market Value”	3
(p)	“Nonstatutory Option”	4
(q)	“Option”	4
(r)	“Outside Director”	4
(s)	“Parent”	4
(t)	“Participant”	4
(u)	“Plan”	4
(v)	“Purchase Price”	4
(w)	“Restricted Share”	4
(x)	“SAR”	4
(y)	“Section 409A”	4
(z)	“Securities Act”	4
(aa)	“Service”	5
(bb)	“Share”	5
(cc)	“Stock”	5
(dd)	“Stock Unit”	5
(ee)	“Subsidiary”	5

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SECTION 3. ADMINISTRATION.		5
(a)	Committee Composition	5
(b)	Committee Procedures	5
(c)	Committee Responsibilities	5
SECTION 4. ELIGIBILITY.		7
SECTION 5. STOCK SUBJECT TO PLAN.		7
(a)	Basic Limitation	7
(b)	Additional Shares	7
(c)	Substitution and Assumption of Awards	8
SECTION 6. RESTRICTED SHARES.		8
(a)	Restricted Share Award Agreement	8
(b)	Payment for Awards	8
(c)	Vesting	8
(d)	Voting and Dividend Rights	8
(e)	Restrictions on Transfer of Shares	8
SECTION 7. TERMS AND CONDITIONS OF OPTIONS.		8
(a)	Stock Option Award Agreement	8
(b)	Number of Shares	9
(c)	Exercise Price	9
(d)	Withholding Taxes	9
(e)	Exercisability and Term	9
(f)	Exercise of Options	10
(g)	Effect of Change in Control	10
(h)	No Rights as a Stockholder	10
(i)	Modification, Extension and Renewal of Options	10
(j)	Repricing of Options	10
(k)	Restrictions on Transfer of Shares	10
(l)	Buyout Provisions	10
SECTION 8. PAYMENT FOR SHARES.		11
(a)	General Rule	11
(b)	Surrender of Stock	11
(c)	Services To Be Rendered	11
(d)	Cashless Exercise	11
(e)	Exercise/Pledge	11
(f)	Net Exercise	11

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(g)	Promissory Note	11
(h)	Other Forms of Payment	12
(i)	Limitations under Applicable Law	12
SECTION 9. STOCK APPRECIATION RIGHTS.		12
(a)	SAR Award Agreement	12
(b)	Number of Shares	12
(c)	Exercise Price	12
(d)	Exercisability and Term	12
(e)	Effect of Change in Control	12
(f)	Exercise of SARs	12
(g)	Modification, Extension or Assumption of SARs	13
(h)	Repricing of SARs	13
(i)	Buyout Provisions	13
SECTION 10. STOCK UNITS.		13
(a)	Stock Unit Award Agreement	13
(b)	Payment for Awards	13
(c)	Vesting Conditions	13
(d)	Voting and Dividend Rights	14
(e)	Form and Time of Settlement of Stock Units	14
(f)	Death of Participant	14
(g)	Creditors’ Rights	14
SECTION 11. CASH-BASED AWARDS		14
SECTION 12. ADJUSTMENT OF SHARES.		15
(a)	Adjustments	15
(b)	Dissolution or Liquidation	15
(c)	Reorganizations	15
(d)	Reservation of Rights	16
SECTION 13. DEFERRAL OF AWARDS.		16
(a)	Committee Powers	16
(b)	General Rules	17
SECTION 14. LEGAL AND REGULATORY REQUIREMENTS.		17
SECTION 15. TAXES.		17
(a)	Withholding Taxes	17
(b)	Share Withholding	17
(c)	Section 409A	18

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SECTION 16. TRANSFERABILITY.	18
SECTION 17. PERFORMANCE BASED AWARDS.	18
SECTION 18. NO EMPLOYMENT RIGHTS.	18
SECTION 19. DURATION AND AMENDMENTS.	18
(a) Term of the Plan	18
(b) Right to Amend the Plan	18
(c) Effect of Termination	19
SECTION 20. AWARDS TO NON-U.S. PARTICIPANTS.	19
SECTION 21. GOVERNING LAW.	19
SECTION 22. SUCCESSORS AND ASSIGNS.	19
SECTION 23. EXECUTION.	19

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SITIME CORPORATION

AMENDED AND RESTATED 2022 INDUCEMENT AWARD PLAN

Section 1. ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Committee on February 23, 2022, and became effective on the date the Plan was adopted by the Committee (the “Effective Date”). The Plan was amended and restated on February 21, 2023. The Plan’s purpose is to provide an inducement material for eligible award recipients to enter into employment with the Company, a Parent, a Subsidiary or an Affiliate within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules and to enhance the Company’s ability to attract, retain and motivate such persons by providing these individuals with equity ownership and other incentive opportunities.

Section 2. DEFINITIONS.

(a)
“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
(b)
“Award” means any award of an Option, a SAR, a Restricted Share, a Stock Unit or a Cash-Based Award under the Plan.
(c)
“Award Agreement” means the agreement between the Company and the recipient of an Award which contains the terms, conditions and restrictions pertaining to such Award.
(d)
“Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.
(e)
“Cash-Based Award” means an Award that entitles the Participant to receive a cash-denominated payment.
(f)
“Change in Control” means the occurrence of any of the following events:
(i)
A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:
(A)
Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or
(B)
Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); provided, however, that for this purpose, the “original

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directors” and “continuing directors” shall not include any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;
(ii)
Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company;
(iii)
The consummation of a merger or consolidation of the Company or a Subsidiary of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the Company (or its successor) and (B) any direct or indirect parent corporation of the Company (or its successor); or
(iv)
The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection (f)(i) above, the term “look-back date” means the later of (1) the Effective Date and (2) the date that is 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (f)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act, but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(f) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the

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persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission in connection with an initial or secondary public offering of securities or debt of the Company to the public.

(g)
“Code” means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.
(h)
“Committee” means the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.
(i)
“Company” means SiTime Corporation, a Delaware corporation.
(j)
“Consultant” means an individual who is a consultant or advisor and who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee. Consultants are not eligible to receive Awards with respect to their service in such capacity.
(k)
“Disability” means any permanent and total disability as defined by Section 22(e)(3) of the Code.
(l)
“Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
(m)
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(n)
“Exercise Price” means, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price” means, in the case of a SAR, an amount, as specified in the applicable SAR Award Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.
(o)
“Fair Market Value” with respect to a Share, means the market price of one Share, determined by the Committee as follows:
(i)
If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Quote system;

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(ii)
If the Stock was traded on any established stock exchange (such as the New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; or
(iii)
If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(p)
“Nonstatutory Option”(q) means a stock option that is not an incentive stock option described in Section 422 of the Code.
(q)
“Option” means a Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
(r)
“Outside Director” means a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary. Outside Directors are not eligible to receive Awards with respect to their service in such capacity.
(s)
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.
(t)
“Participant” means a person who holds an Award.
(u)
“Plan” means this SiTime Corporation Amended and Restated 2022 Inducement Award Plan, as amended from time to time.
(v)
“Purchase Price” means the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.
(w)
“Restricted Share” means a Share awarded under the Plan.
(x)
“SAR” means a stock appreciation right granted under the Plan.
(y)
“Section 409A” means Section 409A of the Code.
(z)
“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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(aa)
“Service” means service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.
(bb)
“Share” means one share of Stock, as adjusted in accordance with Section 12 (if applicable).
(cc)
“Stock” means the Common Stock, par value $0.0001 per share, of the Company.
(dd)
“Stock Unit” means a bookkeeping entry representing the Company’s obligation under the Plan to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Stock Unit Award Agreement.
(ee)
“Subsidiary” means any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

Section 3. ADMINISTRATION.

(a)
Committee Composition. The Plan shall be administered by a Committee appointed by the Board, or by the Board acting as the Committee. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.
(b)
Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.
(c)
Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
(i)
To interpret the Plan and to apply its provisions;
(ii)
To adopt, amend or rescind rules, procedures and forms relating to the Plan;

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(iii)
To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;
(iv)
To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(v)
To determine when Awards are to be granted under the Plan;
(vi)
To select the Participants to whom Awards are to be granted;
(vii)
To determine the type of Award and number of Shares or amount of cash to be made subject to each Award;
(viii)
To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), and to specify the provisions of the agreement relating to such Award;
(ix)
To amend any outstanding Award Agreement, subject to applicable legal restrictions and listing requirements and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;
(x)
To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;
(xi)
To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;
(xii)
To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;
(xiii)
To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement;
(xiv)
To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and
(xv)
To take any other actions deemed necessary or advisable for the administration of the Plan.

Notwithstanding anything in the Plan to the contrary, the grant of Awards must be approved by the Company’s independent compensation committee or a majority of the Company’s

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independent directors (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) in order to comply with the exemption from the stockholder approval requirement for “inducement grants” provided under Rule 5635(c)(4) of the Nasdaq Listing Rules.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award under the Plan.

Section 4. ELIGIBILITY.

Awards may only be granted to Employees who satisfy the standards for inducement grants under Rule 5635(c)(4) of the Nasdaq Listing Rules, where the Award is an inducement material to the individual’s entering into employment with the Company, a Parent, a Subsidiary or an Affiliate within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules. For clarity, Awards may not be granted to (i) Consultants or Outside Directors, for service in such capacities, or (ii) any individual who was previously an Employee or Outside Director, other than following a bona fide period of non-employment.

Section 5. STOCK SUBJECT TO PLAN.

(a)
Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 500,000 Shares, subject to adjustment pursuant to Section 12. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
(b)
Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any reason before being exercised or settled, or an Award is settled in cash without the delivery of Shares to the holder, then any Shares subject to the Award shall again become available for Awards under the Plan. Only the number of Shares (if any) actually issued in settlement of Awards (and not forfeited) shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. Any Shares withheld to satisfy the grant price or Exercise Price or tax withholding obligation pursuant to any Award shall again become available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(b), Shares that have actually been issued shall not again become available for Awards under the Plan, except for Shares that are forfeited and do not become vested.
(c)
Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution or replacement of stock options, stock appreciation rights, stock units or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock

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acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted or replaced Awards shall be as the Committee, in its discretion, determines is appropriate, notwithstanding limitations on Awards in the Plan. Any such substitute or assumed Awards shall not count against the Share limitation set forth in Section 5(a) (nor shall Shares subject to such Awards be added to the Shares available for Awards under the Plan as provided in Section 5(b) above).

Section 6. RESTRICTED SHARES.

(a)
Restricted Share Award Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award Agreement between the Participant and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Award Agreements entered into under the Plan need not be identical.
(b)
Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes and future services.
(c)
Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award Agreement. A Restricted Share Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.
(d)
Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Share Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.
(e)
Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

Section 7. TERMS AND CONDITIONS OF OPTIONS.

(a)
Stock Option Award Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Award Agreement between the Participant and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the

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Committee deems appropriate for inclusion in a Stock Option Award Agreement. The provisions of the various Stock Option Award Agreements entered into under the Plan need not be identical.
(b)
Number of Shares. Each Stock Option Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12.
(c)
Exercise Price. Each Stock Option Award Agreement shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 409A. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.
(d)
Withholding Taxes. As a condition to the exercise of an Option, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
(e)
Exercisability and Term. Each Stock Option Award Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Award Agreement shall also specify the term of the Option, which shall in no event exceed 10 years from the date of grant. A Stock Option Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee in its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

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(f)
Exercise of Options. Each Stock Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Participant’s estate or any person who has acquired such Option(s) directly from the Participant by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
(g)
Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.
(h)
No Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 12.
(i)
Modification, Extension and Renewal of Options. Within the limitations of the Plan, applicable law and listing requirements, the Committee may modify, extend or renew outstanding Options without stockholder approval. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, materially impair his or her rights or obligations under such Option.
(j)
Repricing of Options. Within the limitations of the Plan, applicable law and listing requirements, the Committee may effect, at any time and from time to time, with the consent of any adversely affected Participant, (i) the reduction of the Exercise Price of any outstanding Option under the Plan or (ii) any other action that is treated as a repricing under generally accepted accounting principles, in each case without stockholder approval; provided, however, that no such reduction or action may be effected if it is determined, in the Company’s sole discretion, that such reduction or action would result in any such outstanding Option becoming subject to the requirements of Section 409A.
(k)
Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.
(l)
Buyout Provisions. The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (ii) authorize a Participant to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

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Section 8. PAYMENT FOR SHARES.

(a)
General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(h) below.
(b)
Surrender of Stock. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Participant or his or her representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.
(c)
Services To Be Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services to be rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services to be rendered by the Participant and the sufficiency of the consideration to meet the requirements of Section 6(b).
(d)
Cashless Exercise. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
(e)
Exercise/Pledge. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.
(f)
Net Exercise. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate Exercise Price (plus tax withholdings, if applicable) and any remaining balance of the aggregate Exercise Price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Participant in cash or any other form of payment permitted under the Stock Option Agreement.
(g)
Promissory Note. To the extent that a Stock Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

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(h)
Other Forms of Payment. To the extent that a Stock Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.
(i)
Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Award Agreement or Restricted Share Award Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

Section 9. STOCK APPRECIATION RIGHTS.

(a)
SAR Award Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Award Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Award Agreements entered into under the Plan need not be identical.
(b)
Number of Shares. Each SAR Award Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12.
(c)
Exercise Price. Each SAR Award Agreement shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 409A. Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.
(d)
Exercisability and Term. Each SAR Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Award Agreement shall also specify the term of the SAR, which shall in no event exceed 10 years from the date of grant. A SAR Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an Option at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
(e)
Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.
(f)
Exercise of SARs. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (i) Shares, (ii) cash or (iii) a combination of Shares and cash, as the Committee shall determine. The amount of

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cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.
(g)
Modification, Extension or Assumption of SARs. Within the limitations of the Plan, applicable law and listing requirements, the Committee may modify, extend or assume outstanding SARs without stockholder approval. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.
(h)
Repricing of SARs. Within the limitations of the Plan, applicable law and listing requirements, the Committee may effect, at any time and from time to time, with the consent of any adversely affected Participant, (i) the reduction of the Exercise Price of any outstanding SAR under the Plan or (ii) any other action that is treated as a repricing under generally accepted accounting principles, in each case without stockholder approval; provided, however, that no such reduction or action may be effected if it is determined, in the Company’s sole discretion, that such reduction or action would result in any such outstanding SAR becoming subject to the requirements of Section 409A.
(i)
Buyout Provisions. The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (ii) authorize a Participant to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

Section 10. STOCK UNITS.

(a)
Stock Unit Award Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Award Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Award Agreements entered into under the Plan need not be identical.
(b)
Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
(c)
Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Award Agreement. A Stock Unit Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

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(d)
Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.
(e)
Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Stock Unit Award Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock Unit Award Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.
(f)
Death of Participant. Any Stock Unit Award that becomes payable after the Participant’s death shall be distributed to the Participant’s beneficiary or beneficiaries. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then any Stock Units Award that becomes payable after the Participant’s death shall be distributed to the Participant’s estate.
(g)
Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Award Agreement.

Section 11. CASH-BASED AWARDS

The Committee may, in its sole discretion, grant Cash-Based Awards to any Participant in such number or amount and upon such terms, and subject to such conditions, as the Committee shall determine at the time of grant and specify in an applicable Award Agreement. The Committee shall determine the maximum duration of the Cash-Based Award, the amount of cash which may be payable pursuant to the Cash-Based Award, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Committee

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shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Committee. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in Shares, as the Committee determines.

Section 12. ADJUSTMENT OF SHARES.

(a)
Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:
(i)
The number of Shares available for future Awards and the limitations set forth under Section 5;
(ii)
The number of Shares covered by each outstanding Award; and
(iii)
The Exercise Price under each outstanding Option and SAR.
(b)
Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
(c)
Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A, such agreement shall provide for:
(i)
The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;
(ii)
The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;
(iii)
The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;
(iv)
Immediate vesting, exercisability or settlement of outstanding Awards followed by the cancellation of such Awards upon or immediately prior to the effectiveness of such transaction; or
(v)
Settlement of the intrinsic value of the outstanding Awards (whether or not then vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the

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underlying Shares) followed by the cancellation of such Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment); in each case without the Participant’s consent. Any acceleration of payment of an amount that is subject to Section 409A will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A.

The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

(d)
Reservation of Rights. Except as provided in this Section 12, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. In the event of any change affecting the Shares or the Exercise Price of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to 30 days prior to the occurrence of such event.

Section 13. DEFERRAL OF AWARDS.

(a)
Committee Powers. Subject to compliance with Section 409A, the Committee (in its sole discretion) may permit or require a Participant to:
(i)
Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;
(ii)
Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or
(iii)
Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the

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Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.
(b)
General Rules. A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

Section 14. LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the United States Securities Act, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

Section 15. TAXES.

(a)
Withholding Taxes. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
(b)
Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the maximum legally required tax withholding.

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(c)
Section 409A. Each Award that provides for “nonqualified deferred compensation” within the meaning of Section 409A shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

Section 16. TRANSFERABILITY.

Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution. Any purported assignment, transfer or encumbrance in violation of this Section 16 shall be void and unenforceable against the Company.

Section 17. PERFORMANCE BASED AWARDS.

The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals. The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals.

Section 18. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

Section 19. DURATION AND AMENDMENTS.

(a)
Term of the Plan. The Plan, as set forth herein, shall come into existence on the date of its adoption by the Committee; provided, however, that no Award may be granted hereunder prior to the Effective Date. The Board of Directors may suspend or terminate the Plan at any time.
(b)
Right to Amend the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan or any Award shall be subject to the approval of the

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Company’s stockholders only to the extent required by applicable laws, regulations, rules or listing requirements.
(c)
Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

Section 20. AWARDS TO NON-U.S. PARTICIPANTS.

Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law, tax policy or custom. The Committee also may impose conditions on the exercise, vesting or settlement of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.

Section 21. GOVERNING LAW.

The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof.

Section 22. SUCCESSORS AND ASSIGNS.

The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 12(c).

Section 23. EXECUTION.

To record the adoption of the Plan by the Committee, the Company has caused its authorized officer to execute the same.

SITIME CORPORATION

By: /s/ Vincent Pangrazio

Name: Vincent Pangrazio

Title: EVP, Chief Legal Officer and Corporate Secretary

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SITIME CORPORATION

AMENDED AND RESTATED 2022 INDUCEMENT AWARD PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

You have been granted an Award of Stock Units (the “RSUs”) representing shares of common stock (“Shares”) of SiTime Corporation (the “Company”) under the SiTime Corporation Amended and Restated 2022 Inducement Award Plan, as may be amended from time to time (the “Plan”), as detailed in this Notice of Restricted Stock Unit Award (“Notice”):

Name of Recipient:

Grant Date:

Total Number of Shares Subject to RSUs:

Vesting Commencement Date:

Vesting Schedule:

By your written signature below (or your electronic acceptance) and the signature of the Company’s representative below, you and the Company agree that the RSUs are granted under and governed by the term and conditions of the Plan, this Notice, and the attached Restricted Stock Unit Agreement, including any Appendices thereto (collectively, the “Agreement”).

By your written signature below (or your electronic acceptance), you further agree that the Company may deliver by e-mail all documents relating to the Plan or this Award (including without limitation, prospectuses required by the U.S. Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by e-mail. Should you electronically accept this Agreement, you agree to the following: “This electronic contract contains my electronic signature, which I have executed with the intent to sign this Agreement.”

RECIPIENT	SITIME CORPORATION

By:

Participant’s Signature	Name:

Title:
Participant’s Printed Name

Date Signed

1

SITIME CORPORATION

AMENDED AND RESTATED

2022 INDUCEMENT AWARD PLAN

RESTRICTED STOCK UNIT AGREEMENT

The Plan and Other Agreements

The RSUs are granted pursuant and subject in all respects to the applicable provisions of the Notice of Restricted Stock Unit Award (the “Notice”), this Restricted Stock Unit Agreement, including the Appendices attached hereto, (collectively, the “Agreement”), and the Plan, which is incorporated herein by reference. Capitalized terms not defined in this Agreement will have the meanings ascribed to them in the Plan.

The attached Notice, this Agreement, and the Plan constitute the entire understanding between you and the Company regarding this Award. Any prior agreements, commitments or negotiations concerning this Award are superseded.

Payment for RSUs	No cash payment is required for the RSUs you receive.

Vesting	The RSUs will vest as shown in the Notice. No additional RSUs vest after your Service has terminated for any reason.

Forfeiture

If your Service terminates for any reason, then any unvested RSUs will be forfeited as of the termination date. You receive no payment for RSUs that are forfeited. For purposes of this Award, the termination date will be the date on which you cease to provide active Service to Company or any Subsidiary or Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing Service or the terms of your service agreement, if any). Any right to vest in the RSUs will terminate as of such date and will not be extended by any notice period or any period of “garden leave” or similar period mandated under the laws in the jurisdiction where you are providing Service or the terms of your service agreement, if any; the Committee shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of your RSUs (including whether you may still be considered to be providing services while on a leave of absence).

Leaves of Absence

For purposes of this Award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave of absence was approved by the Company or your Employer (as defined below), if different, in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. However, your Service will terminate when the approved leave ends, unless you immediately return to active work.

2

If you go on a leave of absence, then the vesting schedule specified in the Notice may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice may be adjusted in accordance with the Company’s part- time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

Nature of RSUs

Your RSUs are mere bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Shares on a future date. As a holder of RSUs, you have no rights other than the rights of a general creditor of the Company.

No Voting Rights or Dividends

Your RSUs carry neither voting rights nor rights to dividends. You, or your estate or heirs, have no rights as a stockholder of the Company unless and until your RSUs vest and are settled by issuing Shares. No adjustments will be made for dividends or other rights if the applicable record date occurs before your Shares are issued, except as described in the Plan.

RSUs Nontransferable

You may not sell, transfer, assign, pledge or otherwise dispose of any RSUs. For instance, you may not use your RSUs as security for a loan. If you attempt to do any of these things, your RSUs will immediately be forfeited.

Settlement of RSUs

Each of your RSUs will be settled when it vests; provided, however, that if the Committee requires you to pay withholding taxes through a sale of Shares, settlement of each RSU may be deferred to the first permissible trading day for the Shares, if later than the applicable vesting date.

Under no circumstances may your RSUs be settled later than two and one-half (2-1/2) months following the calendar year in which the applicable vesting date occurs.

For purposes of this Agreement, “permissible trading day” means a day that satisfies all of the following requirements: (1) the exchange on which the Shares are traded is open for trading on that day; (2) you are permitted to sell Shares on that day without incurring liability under Section 16(b) of the Exchange Act; (3) either (a) you are not in possession of material non-public information that would make it illegal for you to sell Shares on that day under Rule 10b-5 under the Exchange Act or (b) Rule 10b5-1 under the Exchange Act would apply to the sale; (4) you are permitted to sell Shares on that day under such written insider trading policy as may have been adopted by the Company; and (5) you are not prohibited from selling Shares on that

3

day by a written agreement between you and the Company or a third party.

At the time of settlement, you will receive one Share for each vested RSU; provided, however, that no fractional Shares will be issued or delivered pursuant to the Plan or this Agreement, and the Committee will determine whether cash will be paid in lieu of any fractional Share or whether such fractional Share and any rights thereto will be canceled, terminated or otherwise eliminated. In addition, the Shares are issued to you subject to the condition that the issuance of the Shares not violate any law or regulation.

Withholding Taxes and Stock Withholding

Regardless of any action the Company and/or the Subsidiary or Affiliate employing you (“Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or your Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the award, vesting or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to settlement and the receipt of any dividends; and (2) do not commit to structure the terms of the award or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items.

Prior to the settlement of the RSUs, you shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or your Employer. In this regard, you authorize the Company and/or your Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or your Employer.

Unless an alternative arrangement satisfactory to the Committee has been provided prior to the vesting date, the default method for paying withholding taxes is withholding Shares that otherwise would be issued to you when the RSUs are settled, provided that the Company only withholds Shares having a Fair Market Value equal to the amount necessary to satisfy the maximum legally required tax withholding.

The Committee may also require the withholding of taxes from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization), or any other arrangement approved by the Committee.

4

The Fair Market Value of the Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. Finally, you will pay to the Company or your Employer any amount of Tax-Related Items that the Company or your Employer may be required to withhold as a result of your participation in the Plan or your acquisition of Shares that cannot be satisfied by the means previously described. The Company may refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section, and your rights to the Shares will be forfeited if you do not comply with such obligations on or before the date that is two and one-half (2-1/2) months following the calendar year in which the applicable vesting date for the RSUs occurs.

Restrictions on Resale

You agree not to sell any Shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Neither this Award nor this Agreement gives you the right to be employed or retained by the Company or any Subsidiary or Affiliate of the Company in any capacity. The Company and its Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Adjustments

The number of RSUs covered by this Award will be subject to adjustment in the event of a stock split, a stock dividend or a similar change in Shares, and in other circumstances, as set forth in the Plan. The forfeiture provisions and restrictions described above will apply to all new, substitute or additional restricted stock units or securities to which you are entitled by reason of this Award.

Successors and Assigns

Except as otherwise provided in the Plan or this Agreement, every term of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees and assigns.

Notice

Any notice required or permitted under this Agreement will be given in writing and will be deemed effectively given upon the earliest of personal delivery, receipt or the third (3rd) full day following mailing with postage and fees prepaid, addressed to the other party hereto at the address last known in the Company’s records or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

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Section 409A of the Code

To the extent this Agreement is subject to, and not exempt from, Section 409A of the Code, this Agreement is intended to comply with Section 409A, and its provisions will be interpreted in a manner consistent with such intent. You acknowledge and agree that changes may be made to this Agreement to avoid adverse tax consequences to you under Section 409A.

Applicable Law and Choice of Venue

This Agreement will be interpreted and enforced under the laws of the State of Delaware as to matters within the scope thereof, and as to all other matters, the internal laws of the State of California, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of any state.

For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation will be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

Severability

The provisions of this Agreement are severable and if any one or more provisions is determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Appendices

Notwithstanding any provisions in this Agreement, the Award shall be subject to the data privacy information and consent in Appendix A if you reside outside the United States. In addition, the Award shall be subject to any special terms and conditions for your country set forth in Appendix B. Moreover, if you relocate to one of the countries included in Appendix B, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.

Appendices A and B constitute part of this Agreement.

Waiver

You acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by you or any other participant.

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No Advice Regarding Grant

The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the Shares underlying the RSUs. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

Imposition of Other Requirements

The Company reserves the right to impose other requirements on your participation in the Plan, on the RSUs and on any Shares acquired upon vesting of the RSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Electronic Delivery and Acceptance

The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

BY SIGNING THE ATTACHED NOTICE YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THIS AGREEMENT, INCLUDING THE APPENDICES, AND IN THE PLAN

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